QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2020
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY FINANCIAL DATA (UNAUDITED)

QUARTERLY FINANCIAL DATA (UNAUDITED)

years ended December 31 (in millions, except per share data)	First quarter	Second quarter	Third quarter	Fourth quarter²	Full year¹
2020
Net sales	$2,802	$2,718	$2,972	$3,181	$11,673
Gross margin	1,163	1,038	1,195	1,191	4,587
Net income attributable to Baxter stockholders	332	246	356	168	1,102
Earnings per share
Basic	0.65	0.48	0.70	0.33	2.17
Diluted	0.64	0.48	0.69	0.33	2.13

	First quarter	Second quarter	Third quarter	Fourth quarter³	Full year
2019
Net sales	$2,638	$2,834	$2,851	$3,039	$11,362
Gross margin	1,080	1,153	1,230	1,298	4,761
Net income (loss) attributable to Baxter stockholders	342	313	369	(23)	1,001
Earnings (loss) per share
Basic	0.67	0.61	0.72	(0.05)	1.97
Diluted	0.66	0.60	0.71	(0.05)	1.93
¹Totals may not add across due to rounding.
²Results for the fourth quarter and full year of 2020 include a pre-tax charge of $110 million ($90 million, or $0.17 per diluted share, on an after-tax basis) related to the November 2020 early extinguishment of $750 million of 3.75% senior notes that were issued in March 2020, a pre-tax charge of $29 million ($22 million, or $0.04 per diluted share, on an after-tax basis) related to Sigma Spectrum infusion pump inspection and remediation activities and a pre-tax charge of $43 million ($33 million, or $0.06 per diluted share, on an after-tax basis) related to lump-sum settlement distributions made to certain former U.S. employees with vested pension benefits.
³Results for the fourth quarter and full year of 2019 include a pre-tax charge of $755 million ($568 million, or $1.09 per diluted share, on an after-tax basis) related to the annuitization of a portion of our U.S. pension plan.